SUPPLEMENT DATED AUGUST 2, 2004

TO

PROSPECTUS DATED APRIL 30, 2004

FOR

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

I. The No-Lapse Guarantee provision in the Risk/Benefit Summary of Policy is changed to read as follows:

The Policy will not terminate during the the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the Insured's age. For the SFA, the No-Lapse Guarantee Period may not exceed 20 years. For the SIA, the No-Lapse Guarantee Period may not exceed five years.

II. The investment objective of the SCSM Blue Chip Mid Cap Fund is changed to read as follows:

SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the collective range of the Russell Midcap or the S&P MidCap 400 Indexes.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.